Exhibit 10.3

AMENDMENT NO. 2 TO DISBURSEMENT AGREEMENT

AMENDMENT NO. 2, dated as of December 11, 2006, among Scrubgrass Generating Company, L.P., a limited partnership duly organized and validly existing under the laws of the State of Delaware, as Lessor (the “Lessor”), Buzzard Power Corporation, a Delaware corporation, as Lessee (the “Lessee”), Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), a banking corporation organized and existing under the laws of the State of New York, as Disbursement Agent (the “Disbursement Agent”), and Calyon New York Branch as successor to Credit Lyonnais, New York Branch in its capacity as agent for the Banks and the Bond LOC Issuer as described more specifically in the Amended and Restated Reimbursement Agreement referred to below (the “Agent”). (All capitalized terms used herein shall, unless the context otherwise requires or unless they are otherwise defined herein, have the meanings assigned to such terms in the Amended and Restated Disbursement Agreement, as hereinafter defined.)

WHEREAS, the Borrower, the Banks, the Agent, the Bond LOC Issuer (as defined in the Amended and Restated Reimbursement Agreement referred to below) and the Contract LOC Issuer (as so defined), are parties to an Amended and Restated Reimbursement and Loan Agreement dated December 22, 1995 (as heretofore modified and supplemented and in effect on the date hereof, the “Amended and Restated Reimbursement Agreement”);

WHEREAS, the Lessor, the Lessee, the Disbursement Agent and the Agent have entered into an Amended and Restated Disbursement and Security Agreement, dated as of December 22, 1995 (as amended and supplemented and in effect on the date hereof, the “Amended and Restated Disbursement Agreement”);

WHEREAS, the Lessor, the Lessee, the Agent, the Disbursement Agent, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) in its capacity as bond trustee (in such capacity, the “Bond Trustee”) and Environmental Power Corporation, a Delaware corporation (“EPC”) have entered into an Amended and Restated Participation Agreement dated as of December 22, 1995 (as amended and supplemented and in effect on the date hereof, the “Amended and Restated Participation Agreement”); and

WHEREAS, the Borrower has requested that the Banks agree, among other things, to extend the LOC Expiration Date, extend the maturity date of certain loans and increase the Working Capital Loan Commitment (as such terms are defined in the Amended and Restated Reimbursement Agreement), and the Banks are willing to do so as set forth in Amendment No. 6 dated as of December 11, 2006 to the Amended and Restated Reimbursement Agreement (“Amendment No. 6”); and

WHEREAS, it is a condition precedent to the effectiveness of Amendment No. 6 that the Lessor, the Lessee, the Agent and the Disbursement Agent amend the Amended and Restated Disbursement Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and of the agreements contained herein, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used herein shall, unless the context otherwise requires or they are otherwise defined herein, have the meanings set forth in the Amended and Restated Participation Agreement.

In addition, the following term shall have the following meaning when used in this Amendment No. 2:

“Amendment No. 6 Effective Date” shall mean the date upon which each of the conditions precedent set forth in Section 3 of Amendment No. 6 shall have been satisfied as notified by the Agent to the Disbursement Agent.

Section 2. Amendments. Effective on and as of the Amendment No. 6 Effective Date:

(a) The heading of Section 2.02(b) of the Amended and Restated Disbursement Agreement is hereby deleted in its entirety and replaced with the words “Amortization Account,” and the last two sentences of Section 2.02(b) of the Amended and Restated Disbursement Agreement are hereby deleted in their entirety.

(b) Clauses “Fifth” through “Tenth” of Section 5.02(a)(Y) of the Amended and Restated Disbursement Agreement are hereby deleted and replaced in their entirety with the following:

“Fifth to the Remarketing Agent, remarketing fees, if any, in respect of the Bonds;

Sixth, (a) to the payment of any Debt Service (Tranche A) Loan, if necessary, to reduce such loan balance to the Required Maximum Debt Service (Tranche A) Loan Amount for such Payment Date, and (b) then to the payment of any outstanding Debt Service (Tranche B) Loan; provided, however, that in the event that the Required Maximum Debt Service (Tranche A) Loan Amount has been reduced to zero (0) under clauses (a)(ii) or (a)(iii) of the definition thereof, then amounts under this clause Sixth shall be applied to the payment of outstanding Debt Service (Tranche A) Loans and outstanding Debt Service (Tranche B) Loans, pro rata based on the proportions that the principal amount of Debt Service (Tranche A) Loans and principal amount of Debt Service (Tranche B) Loans, respectively, bear to the aggregate outstanding principal amount of Debt Service (Tranche A) Loans and Debt Service (Tranche B) Loans;

Seventh, in the following order of priority:

(i) to the Maintenance Reserve Account, the amount required or permitted by Section 13.01(e) of the Amended and Restated Reimbursement Agreement to be deposited in the Maintenance Reserve Account, as described in Schedule 1 to such Disbursement Certificate and then

(ii) if required by Section 13.01(i) of the Amended and Restated Reimbursement Agreement, then 100% of the balance remaining in the Operating Account shall be deposited into the Hedge Account;

Eighth to Agent on behalf of Lessor, an amount, as determined by Lessee and communicated to Lessor, up to the outstanding principal, if any, of any Lessee Working Capital Loans, as described in Schedule 1 to such Disbursement Certificate (to be applied by Agent to the payment of outstanding Working Capital Loans and by Lessor to the payment of outstanding Lessee Working Capital Loans);

Ninth to Lessor, an amount equal to the installment of Basic Rent (Equity) due on such Payment Date, as set forth in Schedule IV hereto (as such schedule may be amended from time to time) and as described in Schedule 1 to such Disbursement Certificate, unless the restrictions set forth in Section 11.08 of the Amended and Restated Reimbursement Agreement shall apply, then such amount shall be deposited in the Rent Suspense Account, in either case as set forth in paragraph 4 of such Disbursement Certificate;

Tenth if the restrictions set forth in Section 11.08 of the Amended and Restated Reimbursement Agreement shall apply, then 100% of the balance remaining in the Operating Account shall be deposited into the Available Cash Flow Account;”

(c) Section 5.02(b) of the Amended and Restated Disbursement Agreement is hereby amended by deleting the reference to “clause ‘Sixth’” and inserting in lieu thereof the words “clause ‘Ninth’”.

(d) Section 5.02(d) of the Amended and Restated Disbursement Agreement is hereby amended by deleting the words “and 5.02(a)(Y) clauses ‘Fifth’, ‘Sixth’, ‘Ninth’ and ‘Eleventh’ through ‘Seventeenth’ (without any application as provided in any other clause of Section 5.02)” and inserting in lieu thereof the words “and 5.02(a)(Y) clauses ‘Fifth’, ‘Seventh’, ‘Ninth’, and ‘Eleventh’ through ‘Seventeenth’ (without any application as provided in any other clause of Section 5.02).”

(e) Section 6.01 of the Amended and Restated Disbursement Agreement is hereby amended by deleting the words “clauses ‘Sixth’ and ‘Eighth’, respectively” and inserting in lieu thereof the words “clauses ‘Ninth’ and ‘Tenth’, respectively”.

(f) Sections 8.01 and 8.02(c) of the Amended and Restated Disbursement Agreement are hereby amended by deleting the words “clause ‘Ninth’” and inserting in lieu thereof the words “clause ‘Seventh’.”

(g) Section 20.01 of the Amended and Restated Disbursement Agreement is hereby amended by deleting the words “clause ‘Ninth’” and inserting in lieu thereof the words “clause ‘Seventh’”.

(h) Section 20.02 of the Amended and Restated Disbursement Agreement is hereby amended by deleting the words “clauses Tenth through Seventeenth of Section 5.02(a)(Y)” and inserting in lieu thereof the words “clauses ‘Eighth’ and ‘Eleventh’ through ‘Seventeenth’ of Section 5.02(a)(Y)”.

(i) Article XXI of the Amended and Restated Disbursement Agreement is hereby deleted in its entirety and replaced with the words “ARTICLE XXI [intentionally deleted].”

(j) Exhibit 5.02(a)(1) of the Amended and Restated Disbursement Agreement is hereby amended by deleting the words “clauses Tenth through Seventeenth of Section 5.02(a)(Y)” in the bracketed paragraph concerning the Hedge Account and inserting in lieu thereof the words “clauses ‘Eighth’ and ‘Eleventh’ through ‘Seventeenth’ of Section 5.02(a)(Y)”.

(k) Schedule I to the Amended and Restated Disbursement Agreement is hereby deleted and replaced in its entirety with Schedule I attached hereto.

Section 3. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment No. 2, each reference in the Amended and Restated Disbursement Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference in the Notes and the other Loan Documents to the Amended and Restated Disbursement Agreement, shall mean and be a reference to the Amended and Restated Disbursement Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

(b) Except as expressly provided herein, the Amended and Restated Disbursement Agreement shall remain unchanged and in full force and effect.

(c) The execution, delivery and effectiveness of this Amendment No. 2 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Loan Documents nor constitute a waiver of any provision of any of the Loan Documents.

Section 4. Execution in Counterparts. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

Section 5. Expenses. Without limiting its obligations under Article XV of the Amended and Restated Reimbursement Agreement, the Borrower agrees to pay, on demand, all reasonable out-of-pocket costs and expenses of the Agent, the Disbursement Agent and the Banks (including, without limitation, the reasonable fees and disbursements of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Agent) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 2.

Section 6. Headings. Section headings in this Amendment No. 2 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 for any other purpose.

Section 7. Binding Effect. This Amendment No. 2 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO THE CONFLICTS OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND ANY SUCCESSOR STATUTE THERETO).

The next page is the signature page.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their respective duly authorized officers as of the date first above written.

LESSOR

SCRUBGRASS GENERATING COMPANY, L.P.

By:	/s/ John W. O’Connor
Name:	John W. O’Connor
Title:	President

AGENT

CALYON NEW YORK BRANCH

By:	/s/ Robert G. Colvin
Name:	Robert G. Colvin
Title:	Director

DISBURSEMENT AGENT

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Michele L. Russo
Name:	Michele L. Russo
Title:	Assistant Vice President

By:	/s/ Evangelos Ntavos
Name:	Evangelos Ntavos
Title:	Assistant Vice President

LESSEE

BUZZARD POWER CORPORATION

By:	/s/ Jimmy Chow
Name:	Jimmy Chow
Title:	Controller